Exhibit 99.1

NOVASTAR FINANCIAL, INC.

MONTHLY LOAN ORIGINATION DATA

(dollars in thousands)

(unaudited)

	Aug ‘04	As a% of Total	July ‘04	As a% of Total	June ‘04	As a% of Total	May ‘04	As a% of Total	Apr ‘04	As a% of Total	Mar ‘04	As a% of Total	Feb ‘04	As a% of Total	Jan ‘04	As a% of Total
Non-conforming production volume
Non-conforming
Wholesale
Independent brokers	$570,760	63%	$498,920	68%	$496,260	68%	$406,543	68%	$422,543	65%	$443,458	65%	$366,102	65%	$332,092	62%
NovaStar branches	176,805	20%	154,434	21%	164,203	22%	136,222	23%	159,915	24%	171,419	25%	125,962	22%	114,403	21%
Correspondent/Bulk	120,289	13%	48,274	7%	40,535	6%	21,511	4%	41,613	6%	25,211	4%	45,353	8%	70,983	13%
Retail	38,387	4%	31,661	4%	30,037	4%	28,570	5%	30,849	5%	39,004	6%	28,890	5%	20,242	4%

Total non-conforming production volume	$906,241	100%	$733,289	100%	$731,035	100%	$592,846	100%	$654,920	100%	$679,092	100%	$566,307	100%	$537,720	100%

# of funding days in the month	22		21		21		20		22		23		19		20

Average originations per funding day	$41,193		$34,919		$34,811		$29,642		$29,769		$29,526		$29,806		$26,886

NovaStar branch production volume
Non-conforming
Brokered to non-affiliates	$165,814	48%	$198,531	56%	$218,137	57%	$208,311	60%	$200,589	56%	$193,490	53%	$113,674	47%	$130,098	53%
Retained by NMI	176,805	52%	154,434	44%	164,203	43%	136,222	40%	159,915	44%	171,419	47%	125,962	53%	114,403	47%

Total non-conforming	342,619	100%	352,965	100%	382,340	100%	344,533	100%	360,504	100%	364,909	100%	239,636	100%	244,501	100%

Conforming/Government	261,845		207,058		233,476		249,865		313,811		303,108		249,942		251,043

Total branch production volume	$604,464		$560,023		$615,816		$594,398		$674,315		$668,017		$489,578		$495,544

# of branches	272		310		342		364		379		383		393		408

Retail production volume
Non-conforming
Brokered to non-affiliates	$4,000	8%	$949	3%	$1,469	4%	$3,572	10%	$3,262	8%	$3,806	7%	$2,210	6%	$5,321	17%
Retained by NMI	38,387	80%	31,661	88%	30,037	81%	28,570	76%	30,849	74%	39,004	75%	28,890	76%	20,242	66%

Total non-conforming	42,387	88%	32,610	91%	31,506	85%	32,142	86%	34,111	82%	42,810	82%	31,100	82%	25,563	83%

Conforming/Government	5,516	12%	3,217	9%	5,689	15%	5,180	14%	7,643	18%	9,409	18%	6,891	18%	5,058	17%

Total retail production volume	$47,903	100%	$35,827	100%	$37,195	100%	$37,322	100%	$41,754	100%	$52,219	100%	$37,991	100%	$30,621	100%

NOVASTAR FINANCIAL, INC.

SELECTED NON-CONFORMING LOAN ORIGINATION DATA

(Unaudited)

	For the Month Ended 8/31/04				For the Month Ended 7/31/04				For the Month Ended 6/30/04
	Weighted Average Coupon	Weighted Average LTV (A)	Weighted Average FICO	Percent of Total	Weighted Average Coupon	Weighted Average LTV (A)	Weighted Average FICO	Percent of Total	Weighted Average Coupon	Weighted Average LTV (A)	Weighted Average FICO	Percent of Total
Summary by Credit Grade
660 and above	7.12%	85.6%	699	28%	7.27%	84.9%	699	28%	7.25%	85.5%	700	27%
620 to 659	7.40%	83.9%	639	23%	7.46%	84.1%	638	22%	7.54%	84.7%	638	21%
580 to 619	7.74%	82.4%	599	21%	7.89%	82.2%	598	21%	7.86%	83.2%	598	22%
540 to 579	8.25%	79.4%	560	18%	8.28%	79.2%	559	18%	8.19%	79.1%	559	19%
539 and below	8.72%	77.7%	528	10%	8.76%	77.5%	527	11%	8.79%	77.1%	527	11%

	7.68%	82.6%	622	100%	7.79%	82.3%	620	100%	7.79%	82.7%	619	100%

Summary by Program Type
2-Year Fixed	7.84%	83.1%	607	59%	7.96%	82.8%	604	59%	7.95%	83.3%	606	62%
2-Year Fixed Interest-only	7.14%	84.5%	654	18%	7.24%	85.5%	656	16%	7.26%	86.3%	653	13%
3-Year Fixed	7.43%	81.5%	620	3%	7.72%	82.7%	606	3%	7.43%	80.4%	611	3%
3-Year Fixed Interest-only	6.81%	82.0%	661	1%	7.04%	82.8%	657	1%	6.88%	82.0%	650	1%
5-Year Fixed	7.19%	81.2%	635	1%	6.92%	74.3%	639	2%	7.00%	78.5%	650	2%
5-Year Fixed Interest-only	6.63%	78.1%	660	1%	6.75%	79.7%	661	1%	6.83%	79.4%	668	1%
15-Year Fixed	7.84%	75.2%	631	2%	7.83%	73.5%	634	3%	7.62%	73.0%	636	3%
30-Year Fixed	7.60%	78.5%	630	12%	7.64%	77.7%	629	13%	7.66%	78.5%	631	13%
30-Year Fixed Interest-only	7.22%	82.9%	677	1%	7.93%	82.8%	667	0%	7.13%	83.6%	657	0%
Other Products	9.49%	90.2%	673	2%	9.50%	89.9%	670	2%	9.30%	89.6%	667	2%

	7.68%	82.6%	622	100%	7.79%	82.3%	620	100%	7.79%	82.7%	619	100%

(A)	Beginning in January 2004, we changed the way we treat the LTV on second mortgages in our computation of the weighted average LTV. Prior to 2004, we included second mortgage LTV’s on a stand-alone basis in our computation. Typically, these second mortgages have LTV’s of approximately 20%.

We now are combining all second mortages with their corresponding first mortgages and using a combined LTV (CLTV) in our weighted average calculation.